SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 14, 1997
                        (Date of earliest event reported)



                         GUARANTY FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                     33-76064                54-1786496
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

          1658 State Farm Boulevard                         22911
          Charlottesville, Virginia                      (Zip Code)
   (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 970-1100







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Item 8.  Change in Fiscal Year.

         By  unanimous  written  consent  of  the  Board  of  Directors  of  the
Registrant on May 14, 1997, the Board of Directors resolved that the Registrant's fiscal year be changed from the period from July 1 to June 30 to the period from January 1 to December 31, effective March 31, 1997.

         The transition period from July 1, 1996 to December 31, 1996 will be reported in the Registrant's Transition Report on Form 10-KSB for the year ended December 31, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GUARANTY FINANCIAL CORPORATION
                                           (Registrant)



Date:  May 14, 1997               By:  /s/ Thomas P. Baker
                                      ------------------------------------------
                                           Thomas P. Baker
                                           President and Chief Executive Officer